UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report: September 5, 2003
           Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

                 Delaware                                   1-8422                                 13-2641992
       (State or other jurisdiction                       (Commission                             (IRS Employer
            of incorporation)                            file number)                          Identification No.)

            4500 PARK GRANADA, CALABASAS CA                                          91302
        (Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 5. OTHER EVENTS

Countrywide Financial Corporation (“CFC”), is hereby filing as Exhibit 99.9 hereto a copy of the Unaudited Statement of Financial Condition for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CFC in order to make the financial information contained herein available to the general public.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------

99.9                 Unaudited Statement of Financial Condition for the period ended June 30, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: September 5, 2003

COUNTRYWIDE FINANCIAL CORPORATION By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.9                 Unaudited Statement of Financial Condition for the period ended June 30, 2003.

STATEMENT OF FINANCIAL CONDITION

COUNTRYWIDE SECURITIES CORPORATION (A wholly owned subsidiary of Countrywide Capital Markets, Inc.)

June 30, 2003 (Unaudited)

Countrywide Securities Corporation
(A wholly owned subsidiary of Countrywide Capital Markets, Inc.)
STATEMENT OF FINANCIAL CONDITION
June 30, 2003
(Unaudited)

(Dollars in thousands)

                       ASSETS
Cash segregated under federal regulations                                   $     105,377
Receivables from brokers and dealers and clearing organizations                 1,861,841
Receivables from customers                                                      1,193,029
Trading securities owned, at market value                                       5,509,905
Trading securities owned, at market value, pledged as collateral                4,794,250
Securities purchased under agreements to resell                                12,417,835
Other assets                                                                       78,963

           Total assets                                                      $ 25,961,200

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Payables to brokers and dealers and clearing organizations                  $   1,043,053
Payables to customers                                                             680,739
Trading securities sold, not yet purchased, at market value                     1,920,355
Securities sold under agreements to repurchase                                 20,944,160
Accounts payable and accrued liabilities                                          185,939
Due to affiliates                                                                 568,920

                                                                               25,343,166

Liabilities subordinated to claims of general creditors                           151,955

           Total liabilities                                                   25,495,121

Commitments and contingencies                                                           -

Stockholder's equity
   Capital stock - no par value; authorized, 100,000
       shares; issued and outstanding, 30 shares                                      288
   Additional paid-in capital                                                     127,400
   Retained earnings                                                              338,391

           Total stockholder's equity                                             466,079

           Total liabilities and stockholder's equity                        $ 25,961,200

The accompanying notes are an integral part of this financial statement.

NOTES TO STATEMENT OF FINANCIAL CONDITION

June 30, 2003 (Unaudited)

NOTE A - SUMMARY OF SIGNIFICANT ORGANIZATIONAL AND ACCOUNTING POLICIES

Countrywide Securities Corporation (the “Company”) is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Company trades mortgage-backed securities (“MBS”) and other fixed income securities with broker-dealers, institutional investors and affiliates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of this financial statement. Actual results could differ from those estimates.

A summary of the significant organizational and accounting policies consistently applied in the preparation of the accompanying financial statement follows:

Organization
The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the “Parent”), which in turn is a wholly owned subsidiary of Countrywide Financial Corporation, Inc. (“CFC”).

Cash
Financing of the Company’s assets and operations is provided by cash flow from operations and collateralized financing arrangements, bank loans, or loans from affiliates, on an as needed basis. The unrestricted cash balance is zero.

Securities Transactions
Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. All securities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers’ securities transactions are reported on a settlement date basis.

Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition. Trading securities are carried at market value.

Securities Purchased Under Agreements to Resell and Securities Sold Under Agreements to Repurchase
Transactions involving purchases of securities under agreements to resell or sales of securities under agreements to repurchase are recorded at their contractual amounts plus accrued interest and are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate. These instruments are collateralized principally by mortgage backed securities and government agency securities and generally have terms ranging from overnight to one year. The Company reports resale agreements and repurchase agreements net by counterparty, when applicable, pursuant to FASB Interpretation 41, “Offsetting of Amounts Related to Certain Repurchase and Reverse Repurchase Agreements” (FIN 41). Excluding the impact of FIN 41, reverse repurchase agreements totaled $12,973,954,000.

At June 30, 2003, the market value of the collateral accepted related to securities purchased under agreements to resell was $13,243,859,000 of which $12,762,000,000 was sold or repledged.

Collateral
The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets.

All trading securities pledged as collateral to counterparties where the counterparty has the right, by contract or custom, to sell or repledge the securities are classified as trading securities owned, at market value, pledged as collateral as required by SFAS No. 140.

Income Taxes
CFC and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CFC is for each member of the consolidated group to recognize tax expense based on that member’s financial statement income at the rate of 38%. The income tax expense is paid monthly to CFC.

Stock Option Plans
CFC has stock option plans (the “Plans”) that provide for the granting of both qualified and non qualified options to employees and directors of the Company. Options are generally granted at the average market price of the Company’s common stock on the date of grant and are exercisable beginning one year from the date of grant and expire up to ten years from the date of grant. Options vest over a period of three to four years. The Company accounts for these Plans under the recognition and measurement principles of APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and related Interpretations. All options granted under the plans had an exercise price equal to the market value of the underlying common stock on the date of the grant.

Stock option transactions for the Company under the Plans were as follows:

                                                 Period Ended
                                                 June 30, 2003
Number of Shares:
   Outstanding options at January 1, 2003       594,498
     Options granted                            187,650
   Options exercised                           (159,556)
     Options expired or cancelled               (3,991)
     Outstanding options at June 30, 2003       618,601

Weighted Average Exercise Price:
   Outstanding options at January 1, 2003       $ 38.13
     Options granted                              63.89
     Options exercised                            33.99
     Options expired or canceled                  45.36
    Outstanding options at June 30, 2003        $ 46.73

   Options exercisable at June 30, 2003         175,099

Status of the outstanding stock options under the Plans as of June 30, 2003 was as follows:

                  Outstanding OptionsExercisable Options
               Weighted
                Average        Weighted       Weighted
               Remaining        Average        Average
     Exercise Contractual      Exercise       Exercise
    Price RangeLife (Years)NumberPrice Number   Price

$5.13 - $25.16   0.7    26,249 $21.75 26,249 $21.82
25.17 - 37.22    2.6    39,931  27.75 39,431  27.63
37.23 - 44.37    7.8   270,958  39.59 82,749   39.90
44.38 - 51.75    8.2    96,195  48.37 26,670   47.83
51.76 - 58.78    9.9   129,336  58.78      -       -
58.79 - 75.92   10.1    55,932  75.92      -       -

$5.13 - $75.92   7.9   618,601 $46.73175,099 $35.63

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                                  6 months ended
                                                  June 30, 2003
Expected life:                                     4.38
Risk-free interest rate:                          2.27%
Volatility:                                         33%

The average fair value of options granted in 2003 was $16.07.

The Black-Scholes option valuation model was developed for use in estimating the fair value of options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective input assumptions. Because CFC’s stock options have characteristics significantly different from those of traded options, and because changes in subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

NOTE B - CASH SEGREGATED UNDER FEDERAL REGULATIONS

Cash of $105,377,000 at June 30, 2003 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

NOTE C - RECEIVABLES FROM AND PAYABLES TO BROKERS AND DEALERS

The amounts receivable from and payable to brokers and dealers and clearing organizations at June 30, 2003 consist of the following:

                                Receivable    Payable
                                 (Dollars in thousands)
Securities failed to deliver / receive$ 1,072,745$ 1,029,893
Receivables from clearing organizations142,959      -
Unsettled trades, net              634,417          -
Payables to clearing organizations       -      1,760
Other                               11,720     11,400

                               $ 1,861,841$ 1,043,053

Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by settlement date.

NOTE D - RECEIVABLES FROM AND PAYABLES TO CUSTOMERS

Accounts receivable from and payable to customers include amounts due on transactions. Securities owned by customers are held as collateral for receivables, and this collateral is used in accordance with Federal Regulations.

NOTE E - TRADING SECURITIES OWNED AND SOLD, NOT YET PURCHASED

Trading securities owned and sold, not yet purchased, at market value, including amounts pledged as collateral, consist of the following at June 30, 2003:

                                           Sold, not yet
                                     Owned   purchased
                                (Dollars in thousands)
Mortgage pass-through certificates$  8,094,774$     930,622
Agency debt securities             438,950    234,819
Collateralized mortgage obligations1,558,849    7,491
U.S. Treasury securities            28,500    732,855
Negotiable certificates of deposit  48,952          -
Other securities                   134,130     14,568

                               $10,304,155$  1,920,355

Collateral pledged to brokers as clearing deposits included in trading securities owned had a market value of $98,507,000 at June 30, 2003.

NOTE F - TRANSACTIONS WITH AFFILIATES

The Company reimbursed affiliates or is reimbursed by affiliates for certain operating expenses.

The intercompany payable at June 30, 2003 amounted to $568,920,000, and the interest on this payable was based upon a weighted average interest rate of 1.52% for the six-month period. All such payments and reimbursements are charged or credited through the intercompany account.

Outstanding at June 30, 2003 with affiliates, at contractual amounts including accrued interest, were securities purchased under agreements to resell in the amount of $5,620,186,000 and agreements to repurchase in the amount of $500,022,000.

During the year, the Company entered into interest rate swap transactions with an affiliate. As of June 30, 2003, these swap transactions have a notional amount of $692,750,000 and a fair market value of ($9,002,000). In addition, during the six months ended June 30, 2003, the Company purchased $139,498,400,000 and sold $71,802,700,000 of securities with an affiliate at prevailing market prices.

Refer to Note J for subordinated borrowings from an affiliate at June 30, 2003.

NOTE G - NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or two percent of aggregate debit balances arising from customer transactions, as defined. At June 30, 2003, the Company’s net capital was $210,741,000 and net capital in excess of the minimum required was $175,536,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than five percent of aggregate debit balances.

NOTE H - EMPLOYEE BENEFIT PLANS

Eligible full-time employees of the Company are covered under CFC’s defined benefit plans, including dental, medical, life insurance, dependent care and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company’s employees’ participation in these plans.

Eligible full-time employees of the Company are also covered under CFC’s defined benefit pension and tax deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company’s salary expense to the total salary expense of CFC and its subsidiaries and based on the Company’s employees’ participation in these plans. Because the Company participates in these plans with other subsidiaries of CFC, an analysis setting forth the funded status at June 30, 2003, cannot be separately determined for the Company.

NOTE I - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company enters into underwriting commitments. Transactions relating to such underwriting commitments that were open at June 30, 2003 have no material effect on the financial statements as of that date.

The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the financial position or results of operations of the Company.

NOTE J - LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

All borrowings under revolving subordination agreements are with an affiliate. At June 30, 2003, the balances are:

                                  (Dollars in thousands)
Subordinated note, 1.52% due May 31, 2004     $  101,942
Revolving Subordinated note, 1.52% due December 20, 2003      50,013
Total liabilities subordinated to claims of general creditors $  151,955

The liabilities subordinated to claims of general creditors are subordinated to all existing and future claims of all non-subordinated creditors of the Company and constitute part of the Company’s net capital (SEC Rule 15c3-1) and may be repaid only if, after giving effect to such repayment, the Company meets specified requirements of the SEC.

NOTE K - FINANCIAL INSTRUMENTS

Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities (“TBAs”), interest rate swaps, and options, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

Derivatives used for economic hedging purposes include interest rate swaps, forwards, futures, and purchased options. The Company does not apply hedge accounting as defined in FASB Statement No. 133, as amended, Accounting for Derivative Instruments and Hedging Activities, as all financial instruments are marked to market with changes in fair values reflected in earnings. Therefore, the disclosures required in paragraphs 44 and 45 of the Statement are generally not applicable with respect to these financial instruments.

Fair values of TBAs and open equity in futures transactions are recorded as receivables from brokers and dealers and clearing organizations. Fair values of interest rate swaps are recorded as payables to brokers and dealers and clearing organizations.

The following summarizes the notional amounts of these derivative contracts, and fair values (carrying amounts) of the related assets and liabilities at June 30, 2003.

Included in receivables from brokers and dealers and clearing organizations as of June 30, 2003:

                              Notional   Fair Value 6/30/03
  (Dollars in Thousands)       Amount          Assets
  ---------------------------------------------------
  Sale of TBAs           $  16,297,586    $   143,624
  Purchase of TBAs      $    8,406,024   $    (5,400)
  Futures Contracts      $  27,419,000    $  (12,048)
  Options            $             150$             4

Included in payables to brokers and dealers and clearing organizations as of June 30, 2003:

                              Notional   Fair Value 6/30/03
  (Dollars in Thousands)       Amount       (Liabilities)
  -------------------------------------------------------
  Interest Rate Swaps  $       692,750   $    (9,002)

NOTE L - FAIR VALUE OF FINANCIAL INSTRUMENTS

The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments, except repurchase and reverse repurchase agreements and subordinated borrowings. The estimated fair values of these financial instruments at June 30, 2003, are as follows:

                                Assets (Liabilities)
  (Dollars in Thousands)   Carrying Amount  Fair Value
  Repurchase agreements$  (20,944,160)$  (20,944,160)
  Reverse repurchase agreements$    12,417,835$    12,404,517
  Subordinated borrowings$      (151,955)$      (151,955)

The carrying amounts of repurchase and reverse repurchase agreements approximate fair value. Factors taken into consideration include length to maturity, interest rate and type of collateral. The fair value estimates of the Company’s subordinated borrowings are based on current rates offered to the Company for debt with substantially the same characteristics and maturities.

NOTE M - FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities, and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

Futures, forwards, options, TBAs and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on a fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest and foreign exchange rates.

In addition, the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at June 30, 2003, at the market values of the related securities and will incur a loss if the market value of the securities increases subsequent to June 30, 2003.

In the normal course of business, the Company’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and repurchase agreements. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

NOTE N - CREDIT RISK

The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits and monitoring procedures. It is the Company’s policy to review, as necessary, the credit standing of each counterparty. The total amount of counterparty credit exposure as of June 30, 2003 was $101,232,000.